UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 16, 2005



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            New York                      0-15502               13-3238402
  (State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)

    909 Third Avenue, New York, New York                          10022
  (Address of principal executive offices)                      (Zip Code)

                                 (212) 652-6801
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01  Entry into a Material Definitive Agreement

            Adoption of Stock Incentive Plan
            --------------------------------

            On April 19, 2005, the Board of Directors of Comverse Technology, Inc. (the "Company") approved and adopted, subject to approval by the Company's shareholders, the Company's 2005 Stock Incentive Compensation Plan (the "2005 Plan"). At the Annual Meeting of Shareholders held on June 16, 2005, the shareholders voted to approve the 2005 Plan.

            The 2005 Plan authorizes the grant of (i) incentive stock options,
(ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock and (v) deferred stock. Awards may be granted alone or in tandem, and on such terms and conditions as the Compensation Committee determines, subject to certain limitations contained in the 2005 Plan. The total number of shares of common stock available for awards under the 2005 Plan is currently 6,000,000 shares, which may consist of authorized and unissued shares or treasury shares. Employees or consultants of the Company or any of its subsidiaries or affiliates and non-employee directors of the Company selected by the Compensation Committee are eligible to receive Awards under the 2005 Plan. The 2005 Plan became effective upon approval by the shareholders of the Company and will remain in effect until the earlier of June 16, 2015 or the date it is terminated by the Board.

            A copy of the 2005 Plan is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

            Executive Compensation
            ----------------------

            On June 16, 2005, the Compensation Committee of the Board of Directors (the "Committee") of Comverse Technology, Inc. (the "Company") determined the annual salaries for the year ended January 31, 2006 ("Fiscal 2005") for the following Company executives: Kobi Alexander, the Company's Chief Executive Officer; David Kreinberg, the Company's Executive Vice President and Chief Financial Officer; and Zeev Bregman, the Chief Executive Officer of Comverse, Inc., a subsidiary of the Company. Mr. Alexander's Fiscal 2005 annual salary is $762,000, Mr. Kreinberg's Fiscal 2005 annual salary is $380,000 and Mr. Bregman's annual salary is NIS 103,000 per month, which currently is approximately $275,000. The Committee also revised Mr. Bregman's Fiscal 2005 on target bonus amount from approximately 110% of his Fiscal 2005 Salary to $350,000.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits:

           10.1 Comverse Technology, Inc. 2005 Stock Incentive Compensation Plan, dated June 16, 2005.


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
                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMVERSE TECHNOLOGY, INC.



                                          By: /s/ David Kreinberg
                                              ----------------------------------
                                              Name:  David Kreinberg
                                              Title: Executive Vice President
                                                     and Chief Financial Officer



Dated:  June 20, 2005





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
                                  EXHIBIT INDEX

  Exhibit No.                      Description
  -----------                      -----------

    10.1 Comverse Technology, Inc. 2005 Stock Incentive Compensation Plan, dated June 16, 2005.















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